UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	April 25, 2017

              ORION ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  2210 Woodland Drive, Manitowoc, Wisconsin
(Address of principal executive offices, including zip code)

  (920) 892-9340
(Registrant’s telephone number, including area code)

  Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On April 25, 2017, Orion Energy Systems, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Filing”). This amendment to the Original Filing is being made to correct the inadvertent omission of a conformed signature block in the Original Filing.
Item 2.02. Results of Operations and Financial Condition.
On April 25, 2017, the Company issued a press release announcing preliminary, unaudited Fiscal 2017 Results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01(d).Financial Statements and Exhibits.
Exhibit 99.1 Press Release of Orion Energy Systems, Inc. dated April 25, 2017 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 25, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: May 2, 2017	By:	/s/ William T. Hull
William T. Hull
Chief Financial Officer

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